Government Bonds, Long-Term Notes Receivable And Other Assets - Summary of Balance of Government Bonds (Detail) - Government Bonds - MXN ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Disclosure Of Notes Receivable Government Bonds And Other Non Current Assets [Line Items]
Government bonds	$ 82,098,172	$ 110,179,517
Less: current portion of Government Bonds, net of expected credit losses	29,229,148	46,526,257
Total long-term of Government bonds	52,869,024	63,653,260
Expected credit losses	$ 9,717	$ 9,717